Exhibit 4.122

Equity Transfer Agreement

This equity transfer agreement (the “Agreement”) is made in Beijing on May 25, 2015 by and between:

Transferor: Fortune (Beijing) Qicheng Technology Co., Ltd.

Address: Unit 1135, 10 Xuanwumenwai Street, Xuanwu District, Beijing

Transferee: Shanghai Ever Bright Yan Ze Venture Capital Enterprise（limited partnership）

Address: Suit 147, M Zone, 1st Floor of Building 3, No. 7 Xiayi Industry Section, Qinpu District Industry Park, Shanghai

WHEREAS：

1.	Beijing Cowboy Network Technology Co., Ltd. (the “Target”) is a limited liability company incorporated and validly existing under the laws of the People’s Republic of China. Registered capital of the Target is RMB5,000,000.
2.	The Transferor holds 5.00004% of equity in the Target, and it has fully paid its capital contribution in accordance with the laws.
3.	The Transferor intends to assign all its 2% of equity in the Target to the Transferee.

Therefore, the Transferor and the Transferee have reached the following agreement through equal consultation:

Article 1 Subject of transfer

1.1 Under terms and conditions hereof, the Transferor agrees to assign to the Transferee, and the Transferee agrees to accept from the Transferor the equity held by the Transferor in the Target and represented by the registered capital of RMB100,000 the Transferor has fully paid (2% of total registered capital of the Target), and all rights and interests attached thereto (the “Shareholder’s equity”).

Article 2 Consideration for transfer and payment

2.1 Consideration for transfer: the Transferee shall pay RMB6,000,000 to the account designated by the Transferor (the “Consideration for Transfer”) in the consideration of the Transferor transferring the shareholder’s equity to the Transferee hereunder.

2.2 Payment method: the Transferee shall pay the 60% of the consideration for transfer within 10 working days upon this agreement takes effect , that is 3,600,000;the remaining 40% ,that is 2,400,000 shall be paid within 2 days upon completion of registration of change in equity with the commercial & industrial authority.

2.3 Receivable Bank account :

Beijing Riches Qi Cheng Technology Co., Ltd.

Bank: China Construction Bank Beijing Branch Fuxin Sub-branch

Bank account No.: 11001046500053004041

Article 3 Closing of equity

3.1 For the purpose of this agreement, the term “completion date of equity transfer” shall mean the date on which change in equity of the Target is registered with the commercial & industrial authority (the “Completion Date”).As of the completion date, the Transferee shall undertake all rights and obligations of the Transferor to the Target covered by the assigned equity.

3.2 The Parties shall take all necessary acts to assist the Transferee and the Target in performing all necessary procedures for equity transfer until the completion date.

3.3 The Parties shall bear their own fees, taxes and duties incurred in connection with the equity transfer in accordance with the laws.

Article 4 Representations and warranty:

4.1 The Transferor hereby unconditionally and irrevocably represents and warrants to the Transferee as follows:

4.1.1 The Transferor is the legitimate and actual owner of the shareholder’s equity. The equity is free from any lien, pledge, claim, and any other security interest and any third-party right, and it is not bound by any prior right of shareholder (including but not limited to preemptive right or first refusal right).The Transferee will not be recovered by any third party upon its acceptance of the shareholder’s equity.

4.1.2 The Target is a limited company legally incorporated and validly existing under the laws of the PRC. Transfer of equity hereunder will not violate the articles of association of the Target.

4.1.3 Execution hereof and completion of transaction contemplated hereunder will neither cause the Transferor to violate, cancel or terminate any agreement it has entered into, nor constitute any event of breach under any agreement, undertaking or any other formal document.

4.1.4 Representations and warranties made by the Transferor hereunder, and expressions in connection with this transfer are true, accurate and complete and contain no any concealed or misleading information as of the date of this agreement.

4.2 The Transferee hereby unconditionally and irrevocably represents and warrants to the Transferor as follows:

4.2.1 Execution hereof and completion of transaction contemplated hereunder will neither cause the Transferee to violate, cancel or terminate any agreement it has entered into, nor constitute any event of breach under any agreement, undertaking or any other formal document;

4.2.2 Representations and warranties made by the Transferee hereunder, and expressions in connection with this transfer are true, accurate and complete and without any concealed or misleading information as of the date of this agreement.

Article 5 Notice

5.1 Any notice, request, demand and any other correspondence under or in connection with this agreement shall be made in writing. Any notice hereunder shall be sent by person, prepaid registered air, recognized express service provider or fax to address and/or number of each Party. Any such notice shall be deemed to be delivered as follows: (1) the date of delivery if such notice is given by person; (2) the seventh (7th) day after the date of deposit (stamp date) if such notice is sent by prepaid registered air; (3) the third (3rd) day after such notice is delivered to the recognized express provider if such notice is sent by express; and (4) the first working day after such notice is sent by fax.

Article 6 Liability for breach of contract

6.1 After this agreement is signed, if either Party violates or fails to perform any obligation hereunder, such Party shall bear liability for breach and shall be liable for any and all consequential economic losses of the other Party.

Article 7 Governing law

7.1 The conclusion, effects, interpretation and performance of this agreement and any dispute arising out of this agreement shall be governed by Chinese law.

7.2 If any provision of this agreement is held to be invalid or unenforceable under the relevant current laws and regulations, and such invalidity or unenforceability of such provision does not affect the remaining provisions hereof, the rest of provisions hereof shall remain be performed, and the Parties shall adjust such invalid or unenforceable provision under the relevant current laws and regulations so that such provision becomes valid provision and complies with principles and spirit reflected herein as far as possible.

Article 8 Coming into force, and settlement of dispute

8.1 This agreement shall become effective as of the signing date.

8.2 Any dispute between the Parties in connection with interpretation or performance of the relevant provision hereof shall be settled through friendly negotiations. If no written agreement is reached through negotiations, such dispute shall be submitted for arbitration hereunder, and the arbitration shall be final and exclusive. Unless expressly stated herein, either Party hereby expressly waives its right to bring any such dispute to court, and such waiver shall be irrevocable.

8.3 Any such dispute shall be submitted to China International Economical and Trade Arbitration Commission (the “Commission”) for arbitration in Beijing. Arbitration shall be performed under the arbitration rules then in force. Unless otherwise specified in the arbitration award, the losing party shall bear arbitration costs (including reasonable attorney fee and expenses).

Article 9 Supplementary provisions

9.1 Either Party’s failure to exercise or delay in exercising any right hereunder shall not be deemed as waiver of such right, and single or partial exercise of any right shall not influence exercise of such right in future.

9.2 Headings of provisions hereof are inserted for reference, and such headings in no event shall be used for or influence interpretation of provisions hereof.

9.3 Each Party hereto enters into this agreement for legal purpose. Any provision hereof is severable and separate from any other provision hereof. In the event that one or more provisions hereof is or are invalid, unlawful or unenforceable at any time, validity, legality or enforceability of the remaining provisions hereof shall not be consequentially influenced, and each Party shall do its utmost efforts to enter into a new provision to replace such invalid, unlawful or unenforceable provision to achieve the same commercial purpose of the original provision to the maximum extent.

9.4 This agreement shall be binding upon legal successor of each Party.

9.5 Any matter not mentioned herein shall be subject to negotiations between the Parties. Supplementary agreement shall be made in writing, and shall not be effective until it is signed and acknowledged by the Parties.

9.6 This agreement is made in quadruplicate, with each Party holding one copy, and the remaining two copies for performing the relevant legal procedures. Each copy shall have the same legal effects. (Intentionally left blank below)

(Execution page)

This agreement was executed by each party in Beijing on the date first above written.

Transferor: Fortune (Beijing) Qicheng Technology Co., Ltd.

_______________ (Seal)

(Execution page)

This agreement was executed by each party in Beijing on the date first above written.

Transferee: Shanghai Ever Bright Yan Ze Venture Capital Enterprise（limited partnership）

_______________ (Seal)

Equity Transfer Agreement

This equity transfer agreement (the “Agreement”) is made in Beijing on May 20, 2015 by and between:

Transferor: Beijing Riches Qi Cheng Technology Co., Ltd.

Address: Unit 1135, 10 Xuanwumenwai Street, Xuanwu District, Beijing

Transferee: Shanghai Ever Bright Yan Ze Investment Co., Ltd.（limited partnership）

Address: Suit 147, M Zone, 1st Floor of Building 3, No. 7 Xiayi Industry Section, Qinpu District Industry Park, Shanghai

WHEREAS：

1 Beijing Cowboy Network Technology Co., Ltd. (the “Target”) is a limited liability company incorporated and validly existing under the laws of the People’s Republic of China. Registered capital of the Target is RMB5,000,000.

2 The Transferor holds 5.00004% of equity in the Target, and it has fully paid its capital contribution in accordance with the laws.

3 The Transferor intends to assign all its 2% of equity in the Target to the Transferee.

Therefore, the Transferor and the Transferee have reached the following agreement through equal consultation:

Article 1 Subject of transfer

1.1 Under terms and conditions hereof, the Transferor agrees to assign to the Transferee, and the Transferee agrees to accept from the Transferor the equity held by the Transferor in the Target and represented by the registered capital of RMB100,000 the Transferor has fully paid (2% of total registered capital of the Target), and all rights and interests attached thereto (the “Shareholder’s equity”).

Article 2 Consideration for transfer and payment

2.1 Consideration for transfer: the Transferee shall pay RMB6,000,000 to the account designated by the Transferor (the “Consideration for Transfer”) in the consideration of the Transferor transferring the shareholder’s equity to the Transferee hereunder.

2.2 Payment method: the Transferee shall pay the 60% of the consideration for transfer within 10 working days upon this agreement takes effect, that is 3,600,000;the remaining 40% ,that is 2,400,000 shall be paied within 2 days upon completion of registration of change in equity with the commercial & industrial authority.

2.3 Receivable Bank account :

Beijing Riches Qi Cheng Technology Co., Ltd.

Bank: China Construction Bank Beijing Branch Fuxin Sub-branch

Bank account No.: 11001046500053004041

Article 3 Closing of equity

3.1 For the purpose of this agreement, the term “completion date of equity transfer” shall mean the date on which change in equity of the Target is registered with the commercial & industrial authority (the “Completion Date”).As of the completion date, the Transferee shall undertake all rights and obligations of the Transferor to the Target covered by the assigned equity.

3.2 The Parties shall take all necessary acts to assist the Transferee and the Target in performing all necessary procedures for equity transfer until the completion date.

3.3 The Parties shall bear their own fees, taxes and duties incurred in connection with the equity transfer in accordance with the laws.

Article 4 Representations and warranty:

4.1 The Transferor hereby unconditionally and irrevocably represents and warrants to the Transferee as follows:

4.1.1 The Transferor is the legitimate and actual owner of the shareholder’s equity. The equity is free from any lien, pledge, claim, and any other security interest and any third-party right, and it is not bound by any prior right of shareholder (including but not limited to preemptive right or first refusal right).The Transferee will not be recovered by any third party upon its acceptance of the shareholder’s equity.

4.1.2 The Target is a limited company legally incorporated and validly existing under the laws of the PRC. Transfer of equity hereunder will not violate the articles of association of the Target.

4.1.3 Execution hereof and completion of transaction contemplated hereunder will neither cause the Transferor to violate, cancel or terminate any agreement it has entered into, nor constitute any event of breach under any agreement, undertaking or any other formal document.

4.1.4 Representations and warranties made by the Transferor hereunder, and expressions in connection with this transfer are true, accurate and complete and contain no any concealed or misleading information as of the date of this agreement.

4.2 The Transferee hereby unconditionally and irrevocably represents and warrants to the Transferor as follows:

4.2.1 Execution hereof and completion of transaction contemplated hereunder will neither cause the Transferee to violate, cancel or terminate any agreement it has entered into, nor constitute any event of breach under any agreement, undertaking or any other formal document;

4.2.2 Representations and warranties made by the Transferee hereunder, and expressions in connection with this transfer are true, accurate and complete and without any concealed or misleading information as of the date of this agreement.

Article 5 Notice

5.1 Any notice, request, demand and any other correspondence under or in connection with this agreement shall be made in writing. Any notice hereunder shall be sent by person, prepaid registered air, recognized express service provider or fax to address and/or number of each Party. Any such notice shall be deemed to be delivered as follows: (1) the date of delivery if such notice is given by person; (2) the seventh (7th) day after the date of deposit (stamp date) if such notice is sent by prepaid registered air; (3) the third (3rd) day after such notice is delivered to the recognized express provider if such notice is sent by express; and (4) the first working day after such notice is sent by fax.

Article 6 Liability for breach of contract

6.1 After this agreement is signed, if either Party violates or fails to perform any obligation hereunder, such Party shall bear liability for breach and shall be liable for any and all consequential economic losses of the other Party.

Article 7 Governing law

7.1 The conclusion, effects, interpretation and performance of this agreement and any dispute arising out of this agreement shall be governed by Chinese law.

7.2 If any provision of this agreement is held to be invalid or unenforceable under the relevant current laws and regulations, and such invalidity or unenforceability of such provision does not affect the remaining provisions hereof, the rest of provisions hereof shall remain be performed, and the Parties shall adjust such invalid or unenforceable provision under the relevant current laws and regulations so that such provision becomes valid provision and complies with principles and spirit reflected herein as far as possible.

Article 8 Coming into force, and settlement of dispute

8.1 This agreement shall become effective as of the signing date.

8.2 Any dispute between the Parties in connection with interpretation or performance of the relevant provision hereof shall be settled through friendly negotiations. If no written agreement is reached through negotiations, such dispute shall be submitted for arbitration hereunder, and the arbitration shall be final and exclusive. Unless expressly stated herein, either Party hereby expressly waives its right to bring any such dispute to court, and such waiver shall be irrevocable.

8.3 Any such dispute shall be submitted to China International Economical and Trade Arbitration Commission (the “Commission”) for arbitration in Beijing. Arbitration shall be performed under the arbitration rules then in force. Unless otherwise specified in the arbitration award, the losing party shall bear arbitration costs (including reasonable attorney fee and expenses).

Article 9 Supplementary provisions

9.1 Either Party’s failure to exercise or delay in exercising any right hereunder shall not be deemed as waiver of such right, and single or partial exercise of any right shall not influence exercise of such right in future.

9.2 Headings of provisions hereof are inserted for reference, and such headings in no event shall be used for or influence interpretation of provisions hereof.

9.3 Each Party hereto enters into this agreement for legal purpose. Any provision hereof is severable and separate from any other provision hereof. In the event that one or more provisions hereof is or are invalid, unlawful or unenforceable at any time, validity, legality or enforceability of the remaining provisions hereof shall not be consequentially influenced, and each Party shall do its utmost efforts to enter into a new provision to replace such invalid, unlawful or unenforceable provision to achieve the same commercial purpose of the original provision to the maximum extent.

9.4 This agreement shall be binding upon legal successor of each Party.

9.5 Any matter not mentioned herein shall be subject to negotiations between the Parties. Supplementary agreement shall be made in writing, and shall not be effective until it is signed and acknowledged by the Parties.

9.6 This agreement is made in quadruplicate, with each Party holding one copy, and the remaining two copies for performing the relevant legal procedures. Each copy shall have the same legal effects. (Intentionally left blank below)

(Execution page)

This agreement was executed by each party in Beijing on the date first above written.

Transferor: Beijing Riches Qi Cheng Technology Co., Ltd.

_______________ (Seal)

(Execution page)

This agreement was executed by each party in Beijing on the date first above written.

Transferee: Shanghai Ever Bright Yan Ze Investment Co., Ltd.（limited partnership）

_______________ (Seal)

Equity Transfer Agreement

This equity transfer agreement (the “Agreement”) is made in Beijing on May 25, 2015 by and between:

Transferor: Beijing Riches Qi Cheng Technology Co., Ltd.

Address: Unit 1135, 10 Xuanwumenwai Street, Xuanwu District, Beijing

Transferee: Shanghai Ever Bright Yan Ze Investment Co., Ltd.（limited partnership）

Address: Suit 147, M Zone, 1st Floor of Building 3, No. 7 Xiayi Industry Section, Qinpu District Industry Park, Shanghai

WHEREAS：

1 Beijing Cowboy Network Technology Co., Ltd. (the “Target”) is a limited liability company incorporated and validly existing under the laws of the People’s Republic of China. Registered capital of the Target is RMB5,000,000.

2 The Transferor holds 5.00004% of equity in the Target, and it has fully paid its capital contribution in accordance with the laws.

3 The Transferor intends to assign all its 1% of equity in the Target to the Transferee.

Therefore, the Transferor and the Transferee have reached the following agreement through equal consultation:

Article 1 Subject of transfer

1.1 Under terms and conditions hereof, the Transferor agrees to assign to the Transferee, and the Transferee agrees to accept from the Transferor the equity held by the Transferor in the Target and represented by the registered capital of RMB50,000 the Transferor has fully paid (1% of total registered capital of the Target), and all rights and interests attached thereto (the “Shareholder’s equity”).

Article 2 Consideration for transfer and payment

2.1 Consideration for transfer: the Transferee shall pay RMB3,000,000 to the account designated by the Transferor (the “Consideration for Transfer”) in the consideration of the Transferor transferring the shareholder’s equity to the Transferee hereunder.

2.2 Payment method: the Transferee shall pay the 60% of the consideration for transfer within 10 working days upon this agreement takes effect , that is RMB1,800,000; the remaining 40% ,that is RMB 1,200,000 shall be paid within 2 days upon completion of registration of change in equity with the commercial & industrial authority.

2.3 Receivable Bank account :

Beijing Riches Qi Cheng Technology Co., Ltd.

Bank: China Construction Bank Beijing Branch Fuxin Sub-branch

Bank account No.: 11001046500053004041

Article 3 Closing of equity

3.1 For the purpose of this agreement, the term “completion date of equity transfer” shall mean the date on which change in equity of the Target is registered with the commercial & industrial authority (the “Completion Date”).As of the completion date, the Transferee shall undertake all rights and obligations of the Transferor to the Target covered by the assigned equity.

3.2 The Parties shall take all necessary acts to assist the Transferee and the Target in performing all necessary procedures for equity transfer until the completion date.

3.3 The Parties shall bear their own fees, taxes and duties incurred in connection with the equity transfer in accordance with the laws.

Article 4 Representations and warranty:

4.1 The Transferor hereby unconditionally and irrevocably represents and warrants to the Transferee as follows:

4.1.1 The Transferor is the legitimate and actual owner of the shareholder’s equity. The equity is free from any lien, pledge, claim, and any other security interest and any third-party right, and it is not bound by any prior right of shareholder (including but not limited to preemptive right or first refusal right).The Transferee will not be recovered by any third party upon its acceptance of the shareholder’s equity.

4.1.2 The Target is a limited company legally incorporated and validly existing under the laws of the PRC. Transfer of equity hereunder will not violate the articles of association of the Target.

4.1.3 Execution hereof and completion of transaction contemplated hereunder will neither cause the Transferor to violate, cancel or terminate any agreement it has entered into, nor constitute any event of breach under any agreement, undertaking or any other formal document.

4.1.4 Representations and warranties made by the Transferor hereunder, and expressions in connection with this transfer are true, accurate and complete and contain no any concealed or misleading information as of the date of this agreement.

4.2 The Transferee hereby unconditionally and irrevocably represents and warrants to the Transferor as follows:

4.2.1 Execution hereof and completion of transaction contemplated hereunder will neither cause the Transferee to violate, cancel or terminate any agreement it has entered into, nor constitute any event of breach under any agreement, undertaking or any other formal document;

4.2.2 Representations and warranties made by the Transferee hereunder, and expressions in connection with this transfer are true, accurate and complete and without any concealed or misleading information as of the date of this agreement.

Article 5 Notice

5.1 Any notice, request, demand and any other correspondence under or in connection with this agreement shall be made in writing. Any notice hereunder shall be sent by person, prepaid registered air, recognized express service provider or fax to address and/or number of each Party. Any such notice shall be deemed to be delivered as follows: (1) the date of delivery if such notice is given by person; (2) the seventh (7th) day after the date of deposit (stamp date) if such notice is sent by prepaid registered air; (3) the third (3rd) day after such notice is delivered to the recognized express provider if such notice is sent by express; and (4) the first working day after such notice is sent by fax.

Article 6 Liability for breach of contract

6.1 After this agreement is signed, if either Party violates or fails to perform any obligation hereunder, such Party shall bear liability for breach and shall be liable for any and all consequential economic losses of the other Party.

Article 7 Governing law

7.1 The conclusion, effects, interpretation and performance of this agreement and any dispute arising out of this agreement shall be governed by Chinese law.

7.2 If any provision of this agreement is held to be invalid or unenforceable under the relevant current laws and regulations, and such invalidity or unenforceability of such provision does not affect the remaining provisions hereof, the rest of provisions hereof shall remain be performed, and the Parties shall adjust such invalid or unenforceable provision under the relevant current laws and regulations so that such provision becomes valid provision and complies with principles and spirit reflected herein as far as possible.

Article 8 Coming into force, and settlement of dispute

8.1 This agreement shall become effective as of the signing date.

8.2 Any dispute between the Parties in connection with interpretation or performance of the relevant provision hereof shall be settled through friendly negotiations. If no written agreement is reached through negotiations, such dispute shall be submitted for arbitration hereunder, and the arbitration shall be final and exclusive. Unless expressly stated herein, either Party hereby expressly waives its right to bring any such dispute to court, and such waiver shall be irrevocable.

8.3 Any such dispute shall be submitted to China International Economical and Trade Arbitration Commission (the “Commission”) for arbitration in Beijing. Arbitration shall be performed under the arbitration rules then in force. Unless otherwise specified in the arbitration award, the losing party shall bear arbitration costs (including reasonable attorney fee and expenses).

Article 9 Supplementary provisions

9.1 Either Party’s failure to exercise or delay in exercising any right hereunder shall not be deemed as waiver of such right, and single or partial exercise of any right shall not influence exercise of such right in future.

9.2 Headings of provisions hereof are inserted for reference, and such headings in no event shall be used for or influence interpretation of provisions hereof.

9.3 Each Party hereto enters into this agreement for legal purpose. Any provision hereof is severable and separate from any other provision hereof. In the event that one or more provisions hereof is or are invalid, unlawful or unenforceable at any time, validity, legality or enforceability of the remaining provisions hereof shall not be consequentially influenced, and each Party shall do its utmost efforts to enter into a new provision to replace such invalid, unlawful or unenforceable provision to achieve the same commercial purpose of the original provision to the maximum extent.

9.4 This agreement shall be binding upon legal successor of each Party.

9.5 Any matter not mentioned herein shall be subject to negotiations between the Parties. Supplementary agreement shall be made in writing, and shall not be effective until it is signed and acknowledged by the Parties.

9.6 This agreement is made in quadruplicate, with each Party holding one copy, and the remaining two copies for performing the relevant legal procedures. Each copy shall have the same legal effects. (Intentionally left blank below)

(Execution page)

This agreement was executed by each party in Beijing on the date first above written.

Transferor: Beijing Riches Qi Cheng Technology Co., Ltd.

_______________ (Seal)

(Execution page)

This agreement was executed by each party in Beijing on the date first above written.

Transferee: Shanghai Ever Bright Yan Ze Investment Co., Ltd.（limited partnership）

_______________ (Seal)